Emissions Schemes and Related Environmental Plans	12 Months Ended
Dec. 31, 2020
Other Provisions, Contingent Liabilities And Contingent Assets [Abstract]
Emissions Schemes and Related Environmental Plans
29 – EMISSION SCHEMES AND RELATED ENVIRONMENTAL PLANS

Emission trading schemes
Generally, emission trading schemes (ETS) are mandated governmental schemes to control emission levels and enhance clean energy transition, allowing for the trading of emission certificates. In most ETS, governments set an emission cap for one or more sectors. Generally, entities in scope of the scheme are allowed to buy emission certificates to cover shortages or sell surplus emission certificates. In certain countries emissions are priced through a carbon tax. For Shell, the most significant carbon pricing mechanisms are established in the EU, Canada, Singapore and the USA.
Biofuel schemes
Biofuel schemes are mandated schemes that set binding national targets on the share of renewables in fuel consumption or measures on reducing GHG emissions by fuel suppliers. Biofuels are blended with existing fuels such as gasoline and diesel to reduce net emissions. The share of biofuel in the total sales mix of fuel is used to comply with regulatory requirements. This can be achieved by biofuel production through ‘selfblending’ in jurisdictions that grant the biofuel certificates at blending stage or through purchase of renewable, certified feedstock like ethanol used subsequently in the manufacturing process.

Renewable power schemes
Renewable power schemes create a financial incentive to consume power that is sourced from renewable origins or requires that a minimum percentage of power sold meets the green definition of the relevant standard. These regulations are typically accompanied by schemes supporting investments in the renewable technology. Renewable power schemes generally use certificates to monitor compliance, where renewable power credits are granted for each MWh of energy generated that meets the predefined renewable criteria. Shell’s compliance obligation under renewable power schemes comes primarily from energy supply and results from regulations applying in Europe, North America and Australia.

2020			$ million
	ETS and related schemes		Biofuels		Renewable power	Total
Emission and related cost recognised in the Income Statement	150	[A]	1,137	[B]	364	1,651

Purchased certificates presented under intangible assets	157		780		76	1,013
Obligation at the end of the period presented under other liabilities	(154)	[C]	(1,603)		(296)	(2,053)
Of which:
Short term	(154)		(1,549)		(290)	(1,993)
Long term	—		(54)		(6)	(60)

Net asset/(liability) at the end of the period	3		(823)		(220)	(1,040)
[A] Includes cost of emission certificates that were allocated free of charge, with an equivalent fair value at grant date of $377 million.
[B] Represents the cost of biofuel certificates required in addition to own blending activities performed.
[C] Includes emission certificates that were allocated free of charge with a carrying amount of zero and an equivalent fair value at grant date of $398 million.

Emission certificates acquired that are held for compliance purposes are recognised at cost under intangible assets. In addition, a portfolio of emission certificates is held for trading purposes and classified under inventory (see Notes 2 and Note 12).

Cost recognised in the Consolidated Statement of Income represents the compliance cost associated with emissions or with products sold during the year. The liability at year-end represents the compliance cost recognised over current and past compliance periods to the extent not settled to date. Liabilities are settled in line with compliance periods, which depend on the scheme and may not coincide with the calendar year.

Due to the increasing importance of emission schemes and related environmental plans, this Note is newly included in 2020 and comparatives are not provided. The figures present compliance schemes only, excluding voluntary activities.